Exhibit 32.1

CHIEF EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth J. Upcraft, Chief Executive Officer of Friendlyway Corporation (the “Company”), hereby certify to my knowledge that:

(1)
The Company’s quarterly report on Form 10-QSB for the quarter ended April 30, 2006
(the “Form 10-QSB”) fully complies with the requirements of Section 13(a) of the
Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-QSB fairly presents, in all material respects, The financial condition and results of operations of the Company.

friendlyway Corporation     /s/ Kenneth J. Upcraft
(Registrant)                                                                             Kenneth J. Upcraft
                                                                                                  Chief Executive Officer

Dated: June 19, 2006